UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Alliance Bancorp, Inc. of Pennsylvania
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLIANCE BANCORP, INC. OF PENNSYLVANIA

541 Lawrence Road

Broomall, Pennsylvania 19008

(610) 353-2900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2010

Our Annual Meeting of Stockholders will be held at the Llanerch Country Club located at 950 West Chester Pike, Havertown, Pennsylvania on Wednesday, April 28, 2010, at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

1.                                       To elect three directors for a three-year term or until their successors are elected and qualified;

2.                                       To ratify the appointment by the audit committee of the board of directors of ParenteBeard LLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2010; and

3.                                       To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

You are entitled to notice of and to vote at the Annual Meeting and at any adjournment of the Annual Meeting if you were a stockholder of record as of the close of business on March 5, 2010, the voting record date.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kathleen P. Lynch
Kathleen P. Lynch
Corporate Secretary

March 25, 2010

Broomall, Pennsylvania

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2010

This proxy statement is being furnished to the stockholders of the Alliance Bancorp, Inc. of Pennsylvania (the “Corporation”), the mid-tier holding company for Alliance Bank (the “Bank”).  Proxies are being solicited on behalf of our board of directors for use at the Annual Meeting of Stockholders to be held at the Llanerch Country Club located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, April 28, 2010, at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This proxy statement is first being mailed to stockholders on or about March 25, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 28, 2010.  This proxy statement and the 2009 Annual Report to Stockholders as well as driving directions to the annual meeting are available on our website at www.allianceanytime.com under the tabs “Stockholder Information - Press Releases and Financial Reports.”

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of the Corporation and respond to questions from stockholders.

Who is entitled to vote?

Only our stockholders of record as of the close of business on the record date for the Annual Meeting, March 5, 2010, are entitled to vote at the Annual Meeting. On the record date, we had 6,709,676 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have the discretionary voting power under rules applicable to broker-dealers.  Under these rules, the proposal to elect directors is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the Annual Meeting and vote my shares in person?

Yes.  All stockholders are invited to attend the Annual Meeting.  Stockholders of record can vote in person at the Annual Meeting.  If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes.  If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•                  First, you may send a written notice to the Corporate Secretary of Alliance Bancorp, Inc. of Pennsylvania, 541 Lawrence Road, Broomall, Pennsylvania 19008-3599, stating that you would like to revoke your proxy.

•                  Second, you may complete and submit a new proxy form.  Any earlier proxies will be revoked automatically.

•                  Third, you may attend the Annual Meeting and vote in person.  Any earlier proxy will be revoked.  However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the Annual Meeting.

What are the board of directors’ recommendations?

The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement.  In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment by the audit committee of the board of directors of ParenteBeard LLC for 2010.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the Annual Meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

Directors are elected by a plurality of the votes cast with a quorum present.  The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors.  The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.  The election of directors is considered “non-discretionary” and, thus, there may be “broker non-votes” at the Annual Meeting.  Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting.  However, because of the required votes, abstentions and broker non-votes will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company’s independent registered public accounting firm.

The Corporation is a majority-owned subsidiary of Alliance Mutual Holding Company (the “MHC”), which owns 59.2% of the outstanding common stock as of the voting record date.  Because the MHC intends to vote its shares in favor of each of the above proposals, a quorum is assured at the Annual Meeting and each of the proposals are assured of obtaining the necessary votes for approval.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The following table sets forth information as to the common stock beneficially owned as of March 5, 2010, the voting record date, by the only persons or entities known to the Corporation to be the beneficial owners of more than 5% of the common stock and by all directors and executive officers of the Corporation as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Alliance Mutual Holding Company 541 Lawrence Road Broomall, Pennsylvania 19008-3599	3,973,750		59.2%

All directors, nominees for director and executive officers of the Corporation as a group (12 persons)	233,610	(1)	3.5

PL Capital Group 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	547,465	(2)	8.2

Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	383,428	(3)	5.7

(1)          Includes, in the case of all directors and executive officers of the Corporation as a group, 54,133 shares of common stock which are held by the trust established pursuant to the Corporation’s Employee Stock Ownership Plan (“ESOP”), 46,473 shares of common stock held in the Bank’s Profit Sharing and 401(k) Plan and 21,766 shares of common stock held in the Director’s Retirement Plan,  which have been allocated to the accounts of participating employees and consequently will be voted at the Annual Meeting by such participating employees.

(2)          According to filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), PL Capital Group consists of the following persons and entities which share beneficial ownership of certain of the shares:  Financial Edge Fund, LP; Financial Edge-Strategic Fund, LP; PL Capital Offshore, Ltd.; PL Capital, LLC, general partner of Financial Edge Fund and Financial Edge Strategic Fund; PL Capital Advisors, LLC, the investment advisor to PL Capital Offshore, Financial Edge Fund, Financial Edge Strategic and Goodbody/PL Capital LP; Goodbody/PL Capital, LP; Goodbody/PL Capital LLC; general partner of Goodbody/PL Capital, LP; John W. Palmer, individually and as managing member of PL Capital, PL Capital Advisors and Goodbody/PL Capital, and a member of the board of directors of PL Capital Offshore;  Beth Lashley, as trustee of the Doris Lashley testamentary trust; Richard Lashley, individually and as a managing member of PL Capital, PL Capital Advisors and Goodbody/PL Capital, a member of the board of directors of PL Capital Offshore, and as holder of certain discretionary authority over an account held by Dr. Robin Lashley, his sister; and Dr. Robin Lashley, individually.

(3)          According to filings under the Exchange Act, Joseph Stilwell beneficially owns 383,428 shares of common stock, including shares which Joseph Stilwell has voting and dispositive power over and are held in the names of Stilwell Value Partners VI, L.P., Stilwell Associates, L.P., and Stilwell Offshore Ltd., in Joseph Stilwell’s capacity as the managing and sole member of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VI, and Stilwell Associates, and as the managing and sole member of Stilwell Management LLC, which is the manager of Stillwell Offshore.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

Our Bylaws provide that the board of directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year.  The number of directors currently authorized by resolution of the Board is ten.

At the Annual Meeting, you will be asked to elect one class of directors, consisting of three directors for a three-year term expiring in 2013, and until their successors are elected and qualified.

There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting and no director or executive officer is related to any other director or executive officer of the Corporation by blood, marriage or adoption.

If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors of the Corporation.  At this time, the board of directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

The following tables present information concerning each nominee for director and each director continuing in office, and reflects his tenure as a director of the Corporation and the number of shares of common stock beneficially owned by each such person as of the voting record date.

Nominees for Director for Three-Year Term Expiring in 2013

		Position with	Director	Common Stock Beneficially Owned as of March 5, 2010(2)
Name	Age(1)	the Corporation	Since	No.		%

James S. Carr	62	Director	1996	21,953	(6)	*
G. Bradley Rainer	62	Director	2003	8,445	(7)	*
R. Cheston Woolard	57	Director	2004	5,248	(8)	*

The Board of Directors Recommends that the Above Nominees be Elected as Directors.

Directors Whose Terms Are Continuing

Directors Whose Terms Expire in 2011

		Position with	Director	Common Stock Beneficially Owned as of March 5, 2010(2)
Name	Age(1)	the Corporation	Since	No.		%

Dennis D. Cirucci	59	Director; President and Chief Executive Officer	1995	48,749	(9)	*
Philip K. Stonier	70	Director	2002	5,343	(10)	*
Timothy E. Flatley	50	Director	2005	5,137	(11)	*
Peter J. Meier	55	Director; Executive Vice President and Chief Financial Officer	2005	24,069	(12)	*

Directors Whose Terms Expire in 2012

		Position with	Director	Common Stock Beneficially Owned as of March 5, 2010(2)
Name	Age(1)	the Corporation	Since	No.		%

J. William Cotter, Jr.	66	Director	1986	30,327	(3)	*
William E. Hecht	62	Chairman of the Board	1988	60,416	(4)	*
John A. Raggi	66	Director	1992	9,791	(5)	*

*      Represents less than 1.0% of the issued and outstanding common stock.

(1)                                 Age as of December 31, 2009.

(2)                                 Based on information furnished by the respective individuals.  Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she, directly or indirectly, has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(3)                                 Includes 1,049 shares held for Mr. Cotter’s children under the Pennsylvania Uniform Gift to Minors Act, 661 shares held in a simplified employee pension program, 5,679 shares held in an IRA for the benefit of Mr. Cotter, 7,991 shares held in the trust established pursuant to the Retirement Plan, 2,099 shares held in Mr. Cotter’s family living trust, 661 shares held in an IRA for the benefit of Mrs. Cotter and 12,187 shares held jointly with Mrs. Cotter.

(4)                                 Includes 16,610 shares held in the Corporation’s ESOP, 899 shares held in the trust established pursuant to the Retirement Plan and 42,907 shares held jointly with Mr. Hecht’s spouse.

(5)                                 Includes 2,099 shares held in an IRA for the benefit of Mr. Raggi, 5,231 shares held in the trust established pursuant to the Retirement Plan and 2,000 shares held jointly with Mr. Raggi’s spouse.

(6)                                 Includes 5,453 shares held jointly with Mr. Carr’s spouse and 3,274 shares held in the trust established pursuant to the Directors’ Retirement Plan (the “Retirement Plan”).

(7)                                 Includes 719 shares held jointly with Mr. Rainer’s spouse, 2,099 shares held by Mr. Rainer’s spouse, 4,443 shares held in an Individual Retirement Account (“IRA”) for the benefit of Mr. Rainer and 1,184 shares held in the trust established pursuant to the Retirement Plan.

(8)                                 Includes 4,215 shares held jointly with Mr. Woolard’s spouse and 1,033 shares held in the trust established pursuant to the Retirement Plan.

(9)                                 Includes 18,635 shares held in the Corporation’s ESOP and 30,114 shares held in the Bank’s Profit Sharing and 401(k) Plan.

(10)                          Includes 2,099 shares held in an IRA for the benefit of Mr. Stonier and 1,244 shares held in the trust established pursuant to the Retirement Plan.

(11)                          Includes 1,549 shares held jointly with Mr. Flatley’s spouse, 1,629 shares held in an IRA for the benefit of Mr. Flatley, 1,049 shares held in a simplified employee pension program and 910 shares held in the trust established pursuant to the Retirement Plan.

(12)                          Includes 2,754 shares held jointly with Mr. Meier’s spouse, 10,939 shares held in the Corporation’s ESOP and 10,376 shares held in the Bank’s Profit Sharing and 401(k) Plan.

Set forth below is a brief description of the background of each director of the Corporation or nominee for director for at least the last five years, as well as any particular experience, attributes or skills that they possess that qualifies them to serve as a director.

James S. Carr. Mr. Carr is a registered architect and the sole owner of James S. Carr, A.I.A. and Associates, LLC, an architectural and land planning firm, based in Malvern, Pennsylvania.  He is also an active real estate developer and co-owner of the central Florida-based Village Partners companies.  The Village Partners companies develop new multi-family housing throughout the southeastern United States for their own account, as well as provide real estate advisory and management services to third parties.  From 1994 to 1995, Mr. Carr was a senior partner in the national architectural firm, The Martin Organization.  Mr. Carr’s vast experience in real estate, as an architect, planner, advisor and developer position him as well qualified to serve as a director.

Dennis D. Cirucci.  Mr. Cirucci has served as President and Chief Executive Officer of the Corporation since January 2007 and Chief Executive Officer of the Bank since April 2005 and President of the Bank since April 2003.  Mr. Cirucci was also the Chief Operating Officer of the Bank between April 1997 and April 2005 and Executive Vice President of the Bank between April 1997 and April 2003.  Between January 1993 and April 1997, Mr. Cirucci was the Executive Vice President, Treasurer and Chief Financial Officer.  Between 1983 and 1993, Mr. Cirucci was the Bank’s Treasurer and Chief Financial Officer.  Prior thereto, Mr. Cirucci was employed as a certified public accountant with the accounting firm of Deloitte & Touche LLP.  Mr. Cirucci’s positions as President and Chief Executive Officer, his extensive experience in the local banking industry and involvement in business and civic organizations in the communities that the Bank operates as well as his prior accounting background provide the Board valuable insight regarding the business and operations of the Corporation.

J. William Cotter, Jr.  Mr. Cotter is the Chairman and a partner in Title Alliance, Ltd, a management company located in Media, Pennsylvania.  Mr. Cotter is also the owner of Real Alliances, LLC, a consulting company located in Media, Pennsylvania, and a Director of J.M. Oliver Heating and Air Conditioning Company, Morton, Pennsylvania.  Mr. Cotter also serves as a director of Aklero, Radnor, Pennsylvania, a company which reviews and reports on the accuracy of mortgage files. Previously, Mr. Cotter served as Chief Executive Officer of T.A. Title Insurance Co., Media, Pennsylvania from 1979 until his retirement in December 2006.  Mr. Cotter’s background and experience in real estate and ownership of other businesses position him as well qualified to serve as a director.

Timothy E. Flatley.  Mr. Flatley has been the President, Owner and Founder of Sterling Investment Advisors, Ltd. since 2000.  Mr. Flatley is an active investor in private and public companies.  As an experienced investment advisor and investor, Mr. Flatley brings valuable financial acumen and insight to Board.

William E. Hecht.  Mr. Hecht has been the Chairman of the Board since April 2000.  Mr. Hecht was the Chief Executive Officer of the Bank between January 1990 and April 2005.  Mr. Hecht was also the President of the Bank between January 1, 1990 and April 2003.  Prior thereto, Mr. Hecht was a Senior Vice President and served the Bank in various positions beginning in 1972.  Mr. Hecht is an attorney licensed to practice in the Commonwealth of Pennsylvania. Mr. Hecht’s prior service as chief executive of the Bank as well as his subsequent service as Chairman of the Board provide the Board with a wealth of knowledge and experience.

Peter J. Meier.  Mr. Meier has been Executive Vice President and Chief Financial Officer of the Corporation since January 2007 and Executive Vice President of the Bank since April 2003 and Chief Financial Officer of the Bank since April 1997.  Mr. Meier was also a Senior Vice President of the Bank between April 1997 and April 2003.  He joined the Bank in 1995 as Vice President of Finance.  Prior to joining the Bank, Mr. Meier was employed by other financial institutions and also worked at Deloitte & Touche LLP in public accounting specializing in financial institutions.  Mr. Meier is a CPA licensed to practice in the Commonwealth of Pennsylvania.  Mr. Meier’s executive service to the Bank and previous financial institutions as well as his public accounting experience make him well qualified to serve as a director.

John A. Raggi.  Mr. Raggi has been the Vice President of Sales, Alcom Printing Group, Broomall, Pennsylvania, since 1962.  As a business owner in the Bank’s market area, Mr. Raggi is well qualified to serve as a director.

G. Bradley Rainer.  Mr. Rainer is a partner in the law firm of Reger Rizzo & Darnall LLP, Philadelphia, Pennsylvania.  Mr. Rainer chairs the Estates and Trusts Department of the firm and practices primarily in the estate planning and business areas.  From 1993 until 2007, Mr. Rainer was a principal in the law firm of Eckell Sparks Levy Auerbach Monte Rainer & Sloane, P.C., Media, Pennsylvania.  Mr. Rainer is also an adjunct professor at Temple University School of Law, where he teaches Transactional Practice, a seminar course integrating business law, trusts and estates law and professional responsibility and Planning for the Family that Owns and Operates a Business, a Masters program course.  As an attorney and professor, Mr. Rainer brings a unique combination of practical and academic qualifications to the Board and is well qualified to serve as a director.

Philip K. Stonier.  Mr. Stonier has been self-employed as an Individual Practitioner Business Consultant and Tax Preparer since June 2000.  Prior thereto, Mr. Stonier was the Treasurer, Financial Vice President and Chief Operating Officer for A&L Handles, Inc., Pottstown, Pennsylvania since 1981.  A&L Handles, Inc. develops and manufactures caps and handles for tools.  Prior to 1981, Mr. Stonier served as a partner in a small accounting firm.  Mr. Stonier is a CPA licensed to practice in the

Commonwealth of Pennsylvania. As a certified public accountant and business owner, Mr. Stonier brings a wealth of business, financial and accounting expertise to the Board.

R. Cheston Woolard.  Mr. Woolard is the managing partner of Woolard, Krajnik, Masciangelo, LLP, a certified public accounting firm with offices in Montgomery and Chester Counties, Pennsylvania. Mr. Woolard is a member of the American and Pennsylvania Institutes of Certified Public Accountants and the Affordable Housing Association of Certified Public Accountants.  Mr. Woolard is also Chairman of the West Whiteland Municipal Services Commission and Treasurer of the Downingtown Area Regional Authority. As a certified public accountant and elected public official, Mr. Woolard possesses a wide variety of business, financial and accounting expertise, which he brings to the Board.

Executive Officers Who Are Not Directors

Set forth below is a brief description of the background of the executive officers who are not directors of the Corporation. There are no arrangements or understandings between the Corporation and such persons pursuant to which such persons were elected as an executive officer of the Corporation and such officers are not related to any director or other officer of the Corporation by blood, marriage or adoption.

William T. McGrath.  Mr. McGrath has been Senior Vice President and Chief Lending Officer of the Bank since September 2008. Prior to joining the Corporation, Mr. McGrath was employed by First Priority Bank in Malvern as a Managing Director and Wachovia Bank, N.A. in Philadelphia as a Senior Vice President.  He was also previously employed by the Federal Reserve Bank of Philadelphia as a bank examiner.  He has over 30 of banking experience in various lending, credit and management roles.

Suzanne J. Ricci. Ms. Ricci has been Senior Vice President of the Corporation since January 2007 and the Chief Technology Officer and Senior Vice President of the Bank since April 2004.  Ms. Ricci was also a Vice President of the Bank and served the Bank in various positions beginning in 1990.

The following table sets forth beneficial ownership information of the common stock as of the record date for the named executive officers of the Corporation who are not also directors of the Corporation.

			Common Stock Beneficially Owned as of March 5, 2010(2)
Name	Age(1)	Positions	No.		%
William T. McGrath	52	Senior Vice President and Chief Lending Officer	578	(3)	*

*      Represents less than 1.0% of the issued and outstanding common stock.

(1)                                  Age as of December 31, 2009.

(2)                                  Based on information furnished by the respective individual.  Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she, directly or indirectly, has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(3)                                  The indicated shares are held in the Corporation’s ESOP.

Stockholder Nominations

Article II, Section 14 of our Bylaws governs nominations for election to the board of directors, and requires all nominations for election to the board other than those made by the board to be made by a stockholder who has complied with the notice provisions in that section.  Written notice of a stockholder nomination must be delivered to the Secretary of the Corporation not later than five days prior to the annual meeting of our stockholders.

Directors’ Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the board of directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so.  In 2009, all of our directors attended our annual meeting of stockholders.

Board Meetings and Committees of the Board of Directors

Regular meetings of the board of directors of the Corporation are held on a monthly basis and special meetings of the board of directors are held from time-to-time as needed.  There were 12 meetings of the board of directors of the Corporation held during 2009.  No director attended fewer than 75% of the total number of meetings of the board of directors of the Corporation held during 2009 and the total number of meetings held by all committees of the board on which the director served during such year.  During 2009, the board of directors of the Corporation held four separate executive sessions of solely independent directors in accordance with the listing requirements of the Nasdaq Stock Market.

The board of directors of the Corporation have established various committees, including audit, corporate governance, nominating, compensation and forward planning committees.

Audit Committee.  The audit committee engages the Corporation’s external auditor and reviews with management, the internal auditor and the external auditors the Corporation’s systems of internal control.  In addition, the audit committee reviews with the external auditors and management the annual audited consolidated financial statements (including the Form 10-K), the quarterly Form 10-Q and monitors the Corporation’s adherence to accounting principles generally accepted in the United States of America for financial reporting.  The audit committee currently consists of Messrs. Stonier (Chairman), Cotter, Rainer and Woolard.

All of the members of the audit committee are independent as determined by the board of directors and as defined in the Nasdaq Stock Market’s listing standards and the regulations of the Securities and Exchange Commission (“SEC”).  Based upon its charter, the audit committee meets a minimum of four times each year.  In 2009, the audit committee met in regular session four times.  The audit committee reviews and reassesses this charter annually.  A copy of the audit committee charter can be viewed on our website at www.allianceanytime.com.

The board of directors have determined that Mr. Stonier, the chairman of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert.  An audit committee financial expert is defined as a person who has the following attributes:  (i) an understanding of accounting principles generally accepted in the United States of America and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification.  Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.  Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

Corporate Governance Committee.  The Corporation has established a corporate governance committee to, among other things, review the composition of the board, evaluate and make recommendations to the board of directors for the election of directors, recommend to the board and monitor compliance with the corporate governance guidelines established by the board and review the Corporation’s ethics and compliance program. Currently, the members of this committee are Messrs. Rainer (Chairman), Carr and Stonier.  Each of these persons is independent within the meaning of the rules of the Nasdaq Stock Market.  The corporate governance committee operates pursuant to a written charter, which can be viewed on our website at www.allianceanytime.com. During 2009, the corporate governance committee met three times.

The corporate governance committee considers candidates for director suggested by its members and other directors, as well as management and stockholders.  The corporate governance committee also may solicit prospective nominees identified by it.  A stockholder who desires to recommend a prospective nominee for the board should notify the Corporation’s Corporate Secretary or any member of the corporate governance committee in writing with supporting material the stockholder considers appropriate.

The charter of the corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Once the corporate governance committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate.  This initial determination is based on the information provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Nominating Committee.  The nominating committee is appointed at the January board meeting to serve for a one year period.  The nominating committee considers recommendations of the corporate governance committee for board nominees and vacancies. The nominating committee also considers whether to nominate any person nominated pursuant to the provision of the Corporation’s Bylaws relating to stockholder nominations, which is described under “Stockholder Nominations.”  The nominating committee charter requires that each member must be independent within the meaning of the listing standards of the Nasdaq Stock Market.  In addition, only those directors who are not eligible to be re-

elected at an upcoming annual meeting are eligible to serve on the nominating committee. The current members of the nominating committee are Messrs. Cotter (Chairman), Hecht and Raggi. The nominating committee met one time in 2009.

Forward Planning Committee.  The forward planning committee meets to discuss long-range planning considerations.  The forward planning committee, which currently consists of Messrs. Carr, Cirucci, Cotter, Stonier, Flatley, Meier and Hecht, met two times during 2009.

Compensation Committee.  The compensation committee meets on a periodic basis to review senior executive compensation including salaries, bonuses, perquisites, and deferred/retirement compensation.  In addition, the compensation committee assists the board of directors in carrying out its responsibilities with respect to overseeing the Corporation’s compensation policies and practices.  The compensation committee currently consists of Messrs. Cotter (Chairman), Raggi, Rainer and Woolard. The compensation committee met two times in 2009.  All of the current members of the committee are independent within the meaning of the listing standards of the Nasdaq Stock Market.  No member of the compensation committee is a current or former officer or employee of the Corporation, the Bank or the MHC.

The compensation committee’s charter sets forth the responsibilities of the compensation committee and reflects such committee’s commitment to create a compensation structure that incentivizes senior management and aligns the interests of senior management with those of our stockholders.  The compensation committee and the board periodically review and revise the compensation committee charter, as appropriate. The full text of the compensation committee charter is available on our website at www.allianceanytime.com. The compensation committee’s membership is determined by the board.

The compensation committee has exercised exclusive authority over the compensation paid to the Corporation’s President and Chief Executive Officer and reviews and approves salary increases and bonuses for all of the Corporation’s officers as prepared and submitted to the compensation committee by the President and Chief Executive Officer. The types of compensation we offer our executives remain within the traditional categories: salary, short and long-term incentive compensation (cash bonus and stock-based awards), standard executive benefits, and retirement and severance benefits.

Although the compensation committee does not delegate any of its authority for determining executive compensation, the compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee.

Code of Ethics for Directors, Executive Officers and Financial Professionals

The board of directors has adopted a code of ethics for our directors, executive officers, including the chief executive officer and the chief financial officer, and financial professionals.  Our directors and officers are expected to adhere at all times to this code of ethics.  Failure to comply with this code of ethics is a serious offense and will result in appropriate disciplinary action.  We have posted this code of ethics on our Internet website at www.allianceanytime.com.

We will disclose on our Internet website at www.allianceanytime.com, to the extent and in the manner permitted by Item 5.05 of Form 8-K, the nature of any amendment to this code of ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this code of ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this code of ethics that has been made known to any of our executive officers.

Board Leadership Structure and the Board’s Role in Risk Oversight

Mr. Dennis Cirucci serves as our President and Chief Executive Officer and Mr. William E. Hecht serves as Chairman of the Board.  The Board of Directors has determined that that separation of the offices of Chairman of the Board and President enhances Board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of the Corporation, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Hecht is an independent director under the rules of the Nasdaq Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks the Corporation faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Corporation.  Members of senior management regularly attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of the Corporation’s management and affairs though its committees and meetings of independent directors.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited consolidated financial statements with management.  The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented.  The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant’s independence.  Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Philip K. Stonier, Chairman
J. William Cotter, Jr.
G. Bradley Rainer
R. Cheston Woolard

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the board of directors has appointed ParenteBeard LLC, as the independent registered public accounting firm to audit the Corporation’s financial statements for the year ending December 31, 2010.  The audit committee considered the compatibility of the non-audit services provided to the Corporation by ParenteBeard in 2009 described below on the independence of ParenteBeard from the Corporation in evaluating whether to appoint ParenteBeard to perform the audit of the Corporation’s financial statements for the year ending December 31, 2010.

The audit committee selects the Corporation’s independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Corporation.  The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services.  In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

During 2009, each new engagement of the independent registered public accounting firm was approved in advance by the audit committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Change in Auditors

The Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 were audited by Beard Miller Company LLP.  In October 2009, Beard Miller was combined with ParenteBeard and ParenteBeard was engaged by the Audit Committee as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2009.  In connection with their audit for the years ended December 31, 2008 and 2007 and during the subsequent interim period until the engagement of ParenteBeard, there were no disagreements with Beard Miller on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. Beard Miller’s report on the financial statements for 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During 2008 and 2007 and the subsequent interim period until the engagement of ParenteBeard, ParenteBeard did not advise, and has not indicated to the Company that it had reason to advise, the Company of any “reportable event,” as defined in Item 304(a) of Regulation S-K of the Exchange Act.  During 2008 and 2007 and the subsequent interim period until the engagement of ParenteBeard, the Company had not consulted ParenteBeard regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any other matters of a “reportable event.”

Auditors Fees

The following table sets forth the aggregate fees paid by us to ParenteBeard and Beard Miller in 2009 and 2008 for professional services rendered in connection with the audit of the Corporation’s consolidated financial statements, as well as the fees paid by us for audit-related services, tax services and all other services rendered by ParenteBeard and Beard Miller in 2009 and 2008.

	Year Ended December 31,
	2009	2008
Audit fees (1)	$119,700	$106,000
Audit-related fees	—	—
Tax fees	15,702	32,875
All other fees	—	—
Total	$135,402	$138,875

(1)                                  Audit fees consist of fees incurred in connection with the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements included in our quarterly reports.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the last three fiscal years to our principal executive officer and our two other highest compensated executive officers. We refer to these individuals as the “named executive officers.”

Name and Principal Position	Year	Salary(1)	Bonus	Non-Equity Incentive Plan Compensation(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Dennis D. Cirucci	2009	$280,327	—	$60,951	$—	$26,493	$367,771
President and Chief	2008	267,900	—	40,233	—	25,168	333,301
Executive Officer
Peter J. Meier	2009	176,269	—	30,662	—	23,047	229,978
Executive Vice	2008	171,269	—	20,570	—	22,199	214,038
President and Chief
Financial Officer
William T. McGrath(5)	2009	161,659	—	28,112	—	22,521	212,292
Senior Vice	2008	50,400	—	5,000	—	2,887	58,287
President and Chief
Lending Officer

(1)                                  We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or Alliance Bancorp’s normal annual compensation review for each of our named executive officers.

(2)                                  Reflects bonuses for the indicated year which were paid in January of the next year under the Corporation’s incentive bonus program.

(3)                                  None of the named executive officer’s received any above market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.

(4)                                  Includes club dues, automobile expenses, allocations under the ESOP, allocations under the Profit Sharing and 401(k) Plan,  tax reimbursements related to the executive’s supplemental executive retirement plan and, with respect to Messrs. Cirucci and Meier, life insurance premiums paid by the Corporation under the endorsement split dollar agreements with such executive officers.

(5)                                  Mr. McGrath commenced employment with the Corporation in September 2008.

Outstanding Equity Awards at Fiscal Year-End

None of the named executive officers had any outstanding equity awards as of December 31, 2009.

Option Exercises and Stock Vested

None of the named executive officers exercised any outstanding options or had any restricted stock vest during 2009.

Employment Agreements

Alliance Bank has entered into amended employment agreements with Messrs. Cirucci and Meier.  The employment agreements with Messrs. Cirucci and Meier have a term of two years.  The terms are extended annually unless either Alliance Bank or the executive gives notice at least 60 days prior to the annual anniversary date that the agreement shall not be extended.  Under the terms of the employment agreements, the executives receive an initial annual base salary which is reviewed from time to time by the board of directors.  The executives are entitled to participate in Alliance Bank’s benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by Alliance Bank.  The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive or termination by Alliance Bank for cause other than for disability, retirement, death or good reason, as defined in the agreement.  In the event of the officer’s termination due to retirement or disability, Alliance Bank will continue to provide life, medical, dental and disability coverage for the remaining term of the agreement.  In the event of the officers’ death during the term of the agreement, Alliance Bank will continue to provide medical and dental coverage to the officer’s surviving spouse until age 65.

In the event that (1) the executive terminates his or her employment because of failure to comply with any material provision of the employment agreement by Alliance Bank or (2) the employment agreement is terminated by Alliance Bank other than for cause, disability, retirement or death, the executive will be entitled to the payment of two times the executive’s average annual compensation, as defined in the agreement as cash severance.  In addition, the executive would continue to receive benefits under all employee plans for the remainder of the term of the agreement, or until the executive’s full time employment with another employer.  In the event that the executive’s employment is terminated in connection with a change in control, as defined, for other than cause, disability, retirement or death or the executive terminates his or her employment as a result of certain adverse actions which are taken with respect to the executive’s employment following a change in control, as defined, the executive will be entitled to a cash severance amount equal to two times his or her average annual compensation, as defined, and the maintenance, as described above, of the employee benefit plans for the remainder of the term of the agreement or until the executive’s full-time employment with another employer that provides similar benefits.

A change in control generally is defined in the agreements to include any change in control of Alliance Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person, other than Alliance Mutual Holding Company, of 20% or more of Alliance Bank’s outstanding voting securities and (ii) a change in a majority of our directors during any three-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

The agreements with Messrs. Cirucci and Meier also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code, and such payments will cause the executive officer to incur an excise tax under the Internal Revenue Code, Alliance Bank shall pay the executive officer an amount such that after payment of all federal, state and local income tax and any additional excise tax, the executive will be fully reimbursed for the amount of such excise tax.

Benefit Plans

Retirement Income Plan.  Alliance Bank maintains the Alliance Bank Retirement Income Plan, a non-contributory defined benefit pension plan qualified under the Employee Retirement Income Security Act of 1974, as amended.  Employees became eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, an employee earns one year of eligibility service upon the completion of 1,000 hours of service within a one-year eligibility computation period.  An employee’s first eligibility computation period is the one-year period beginning on the employee’s date of hire.  In June 2008, the Bank closed the Retirement Income Plan to new participants.

The retirement plan provides for a monthly benefit upon a participant’s retirement at the age of 65.  A participant may also receive a benefit on his or her early retirement date, which is the date on which he or she attains age 55, completes ten years of vesting service and such early retirement is approved by the Board.  Benefits received prior to a participant’s normal retirement date are reduced by certain factors set forth in the retirement plan.  Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

Supplemental Executive Retirement Plan.  Alliance Bank currently maintains a supplemental executive retirement plan for Messrs. Cirucci and Meier.  The supplemental retirement plan provides supplemental annual payments for the life of the participant commencing upon retirement.  The supplemental annual payments under this plan are $108,261 and $72,263 for Messrs. Cirucci and Meier, respectively.  If an executive has less than 18 years of service at the time of retirement, the annual payments are pro-rated.  Messrs. Cirucci and Meier had 26 and 14 years of service, respectively, at December 31, 2009.

Endorsement Split Dollar Agreements. Alliance Bank has purchased insurance policies on the lives of Messrs. Cirucci and Meier, and has entered into endorsement split dollar agreements with each of those officers. The policies are owned by Alliance Bank. Under the agreements with the named executive officers, upon an officer’s death while he or she remains employed by Alliance Bank or after a termination of employment, the death benefits under the insurance policies on the officer’s life in excess of the cash surrender value will be paid to the officer’s beneficiary.  Alliance Bank will receive the full cash surrender value, which is expected to reimburse Alliance Bank in full for its life insurance investment.

The endorsement split dollar agreements may be terminated at any time by the Bank.  Upon termination, the Bank may surrender the policy and collect the cash surrender value, substitute a new officer under the policy or, with the officer’s consent, transfer the policy to the officer.

Director Compensation

During the year ended December 31, 2009 each non-employee member of the board of directors of the Corporation received $900 for each meeting attended.  In addition, Mr. Hecht, as Chairman of the Board, received an annual retainer of $60,000 and each non-employee director, including Mr. Hecht, received an annual retainer of $11,000.  The committee chairman and non-employee board members received an additional fee of $600 and $500, respectively, for each committee meeting attended in 2009, except that the chairman of the audit committee received $750 for each meeting attended.  The Chairman of the Board receives no committee fees.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)		Total
James S. Carr	$24,500	$1,800		$26,300
J. William Cotter, Jr.	25,500	1,800		27,300
Timothy E. Flatley	23,900	1,800		25,700
William E. Hecht	81,800	134,451	(2)	216,251
John A. Raggi	22,800	1,800		24,600
G. Bradley Rainer	25,600	1,800		27,400
Philip K. Stonier	26,400	1,800		28,200
R. Cheston Woolard	24,300	1,800		26,100

(1)                                  Includes an allocation to each non-employee director of $1,800 under the Alliance Mutual Holding Company Directors’ Retirement Plan.

(2)                                  Includes the annual payment of $104,016 pursuant to Mr. Hecht’s supplemental executive retirement plan, post-retirement health insurance premiums of $14,745, life insurance premiums, club dues and automobile expenses.

Directors’ Retirement Plan.  The Alliance Mutual Holding Company Directors’ Retirement Plan and Trust Agreement was adopted in order to provide retirement benefits to non-employee directors who have provided expertise in enabling the MHC, the Bank and the Company to experience successful growth and development.

Each current and future non-employee member of the board of directors of the MHC, the Bank and the Company is eligible to participate in the Directors’ Retirement Plan, which provides directors with an accrued benefit in an amount equal to the number of months served as a director multiplied by $150.  For purposes of determining a director’s accrued benefit, months of service prior to the adoption of the Directors’ Retirement Plan were recognized.  The Directors’ Retirement Plan provides that trust may be used to fund its obligations.  The amount of the retirement benefit actually received under the Directors’ Retirement Plan shall equal the value of the investments on behalf of such individual as reflected in his account balance.

Under the Directors’ Retirement Plan Trust, the trustee is given limited investment choices.  Specifically, the trustee may invest trust assets in common stock of the Corporation, interest bearing accounts at the Bank, including certificates of deposit with the Bank, U.S. governmental securities and agencies thereof and funds that invest in such securities.  The trust also allows the trustee to establish investment options consistent with the foregoing investment authority which the MHC may provide to its directors so that they may express their investment preferences.  The trustee, however, retains ultimate investment authority over trust assets.  The trustee is an independent third party trustee with respect to the MHC.

A director shall receive his retirement benefit in the form of a lump sum payment on his retirement date, which is the first day of the quarter following the date of his retirement from service as a member of the board of directors.  The Directors’ Retirement Plan provides that if a director dies prior to his retirement date, the director’s retirement benefit shall be paid to the director’s designated beneficiary, and in the absence of such designated beneficiary, to the director’s estate.

Retirement Agreement.  The Bank entered into a Retirement Agreement with William E. Hecht, the former Chief Executive Officer of the Bank.  The terms of the retirement agreement provide that the Bank will maintain $300,000 in life insurance coverage until age 85, provide Mr. Hecht and his spouse with medical coverage to age 65 unless he should obtain other employment which provides similar medical coverage.  In addition, so long as Mr. Hecht serves as Chairman of the Board of Directors, the Bank will continue to provide certain perquisites, including an office at the Bank’s headquarters, club membership, an automobile and other benefits.

Indebtedness of Management

The Corporation’s policy provides that all loans made by the Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.  As of December 31, 2009, the Corporation’s directors and executive officers or their affiliates had loans outstanding totaling $6.9 million in the aggregate.  All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) requires the Corporation’s officers and directors, and persons who own more than 10% of the common stock, to file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market.  Officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Corporation, the Corporation believes that during, and with respect to, 2009, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except that G. Bradley Rainer, a director of the Corporation, filed one report late in connection with the purchase of 110 shares of common stock in December 2009.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Corporation has appointed ParenteBeard LLC, independent certified public accountants, to perform the audit of the Corporation’s consolidated financial statements for the year ending December 31, 2010, and has further directed that the selection of ParenteBeard be submitted for ratification by the stockholders at the Annual Meeting.  The Corporation has been advised by ParenteBeard that neither that firm nor any of its associates has any relationship with the Corporation other than the usual relationship that exists between independent public accountants and clients.  ParenteBeard will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment by the audit committee of the board of directors of ParenteBeard LLC as the Corporation’s independent registered public accounting firm for the year ending December 31, 2010.

STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS

WITH THE BOARD OF DIRECTORS

Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Corporation, which is expected to be held in April 2011, must be received at the main office of the Corporation no later than November 25, 2010.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article VII, Section 15 of the Corporation’s Bylaws, which provides that any new business to be taken up at the annual meeting must be stated in writing and filed with the secretary of the Corporation at least five days before the date of the annual meeting.

The board of directors has adopted a process by which stockholders may communicate directly with members of the board.  Stockholders who wish to communicate with the board may do so by sending written communications addressed to the board of directors, c/o Kathleen Lynch, Corporate Secretary, Alliance Bancorp, Inc. of Pennsylvania, 541 Lawrence Road, Broomall, Pennsylvania 19008.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST, THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 AND A LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT.  SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO ALLIANCE BANCORP, INC. OF PENNSYLVANIA, 541 LAWRENCE ROAD, BROOMALL, PENNSYLVANIA 19008 ATTENTION: CORPORATE SECRETARY.  THE ANNUAL REPORT ON FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the board of directors of the Corporation to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this proxy statement.  However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Corporation.  The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock.  In addition to solicitations by mail, directors, officers and employees of the Corporation may solicit proxies personally or by telephone without additional compensation.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA	REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLIANCE BANCORP, INC. OF PENNSYLVANIA (THE “COMPANY”) FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2010 AND ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders to be held at the Llanerch Country Club, 950 West Chester Pike, Havertown, Pennsylvania, on April 28, 2010, at 10:00 a.m., local time, and at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.                                       Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD authority to vote for all nominees listed below

Nominees for three-year term:  James S. Carr, G. Bradley Rainer and R. Cheston Woolard

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below.)

2.

Proposal to ratify the appointment by the Audit Committee of the Board of Directors of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the Board of Directors’ nominees listed above and FOR Proposal 2.  Shares of common stock of the Company will be voted as specified.  If no specification is made, shares will be voted for the election of the Board of Directors’ nominees to the Board of Directors and for Proposal 2, and otherwise at the discretion of the proxies.  This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company.  This proxy may be revoked at any time before it is exercised.

The undersigned hereby acknowledges prior receipt of a Notice of Annual Meeting of the Stockholders of the Company called for April 28, 2010, a Proxy Statement for the Annual Meeting and the 2009 Annual Report to Stockholders.

Date:

Signature(s)

Note: Please sign exactly as your name appears on this Proxy. Only one signature is required in the case of a joint account. When signing in a representative capacity, please give title.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 28, 2010.   The Proxy Statement and the 2009 Annual Report to Stockholders as well as driving directions to the Annual Meeting are available on our website at www.allianceanytime.com under the tabs “Stockholder Information - Press Releases and Financial Reports.”